Exhibit 10.2

Waivers

As of June 30, 2023, each of Xponential Fitness, Inc., a Delaware corporation, Xponential Intermediate Holdings, LLC, a Delaware limited liability company (the “Parent”), Xponential Fitness LLC, a Delaware limited liability company (the “Borrower”), each Subsidiary (as defined in the Financing Agreement (defined below)) of Parent listed as a "Borrower" on the signature pages to the Financing Agreement, each other Subsidiary of Parent listed as a "Guarantor" on the signature pages of the Financing Agreement listed as a borrower (together, the “Company”) agrees not to provide any material nonpublic information to MSD XPO Partners, LLC, MSD PCOF Partners XXXIX, LLC, MSD Credit Opportunity Master Fund, L.P., Lombard International Life, LTD., on behalf of its segregated account BIGVA0005, Lombard International Life, LTD., on behalf of its segregated account BIGVA0005, Lombard International Life, LTD., on behalf of its segregated account BIGVA0006, MSD Private Credit Opportunity Master Fund 2, L.P., MSD Private Credit Opportunity Master Fund, L.P., MSD SBAFLA Fund, L.P., MSD SIF Holdings, L.P. and MSD Special Investments Fund, L.P. (collectively, the “MSD Entities”) and any of their respective affiliates identified to Borrower in writing and with respect to which Borrower agrees to be bound hereby, including any material nonpublic information required to be provided pursuant to: (i) Section 7.01 of the Financing Agreement, dated as of April 19, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among the Parent, the Borrower, each Subsidiary (as defined therein) of Parent listed as a "Borrower" on the signature pages thereto, each other Subsidiary of Parent listed as a "Guarantor" on the signature pages thereto, the lenders from time to time party thereto (each a “Lender” and collectively, the "Lenders"), Wilmington Trust, National Association, as administrative agent and collateral agent for the Lenders, (ii) Section 19 of the Certificate of Designations of 6.50% Series A-1 Convertible Preferred Stock of Xponential Fitness, Inc. and (iii) Section 19 of the Certificate of Designations of 6.50% Series A Convertible Preferred Stock of Xponential Fitness, Inc., unless and until the MSD Entities otherwise notify the Company in writing.

Waiver

WHEREAS, the Borrower is party to the Financing Agreement

WHEREAS, Section 7.02(o)(iv) of the Financing Agreement requires that, so long as any principal of or interest on any Loan (as defined in the Financing Agreement), or any other Obligation (as defined in the Financing Agreement) (whether or not due, but excluding unasserted contingent indemnification Obligations) shall remain unpaid or any Lender shall have any Commitment (as defined in the Financing Agreement) thereunder, each Loan Party (as defined in the Financing Agreement) shall not, unless the Required Lenders (as defined in the Financing Agreement) shall otherwise consent in writing, terminate and permanently close more than twenty five (25) Franchised Locations (as defined in the Financing Agreement) during any Fiscal Year (as defined in the Financing Agreement) or fifty (50) Franchised Locations in the aggregate after the Effective Date (as defined in the Financing Agreement) (any such terminations and/or closures, a “Specified Transaction”).

The Borrower hereby requests, and the Lenders party hereto (which constitute the Required Lenders) hereby (i) consent to any Specified Transactions that the Borrower or any of the Loan Parties enter into on or after the date hereof and waive any requirement to comply with Section 7.02(o)(iv) and (ii) consent to any Specified Transactions that the Borrower or any of the Loan Parties have entered into prior to the date hereof.

Agreed and Accepted:

The MSD Entities:

MSD XPO PARTNERS,LLC
MSD PCOF PARTNERSXXXIX, LLC
MSD CREDIT OPPORTUNITY MASTER FUND, L.P.
LOMBARD INTERNATIONAL LIFE LTD.,
on behalf of its segregated account
BIGVA0005
LOMBARD INTERNATIONAL LIFE LTD.,
on behalf of its segregated account
BIGVA0006
MSD PRIVATE CREDIT OPPORTUNITY
MASTER FUND 2, L.P.
MSD PRIVATE CREDIT OPPORTUNITY
MASTER FUND, L.P.
MSD SBAFLA FUND,L.P.
MSD SIF HOLDINGS, L.P.
MSD SPECIAL INVESTMENTS FUND, L.P.
By:	/s/ Kenneth Gerold
Name: Kenneth Gerold
Title: Authorized Signatory

The Company:
XPONENTIAL FITNESS LLC
By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

XPONENTIAL INTERMEDIATE HOLDINGS, LLC
By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

By:	CLUB PILATES FRANCHISE, LLC
/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

CYCLEBAR HOLDCO, LLC
By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

CYCLEBAR FRANCHISING, LLC
By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

CYCLEBAR WORLDWIDE INC.
By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

STRETCH LAB FRANCHISE, LLC
By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

ROW HOUSE FRANCHISE, LLC
By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

YOGA SIX FRANCHISE, LLC
By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

AKT FRANCHISE, LLC
By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

PB FRANCHISING, LLC
By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

STRIDE FRANCHISE, LLC
By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

XPONENTIAL FITNESS BRANDS INTERNATIONAL, LLC
By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

By:	RUMBLE FRANCHISE, LLC
/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer